OLD REPUBLIC
Insured Credit Services, Inc.

307 North Michigan Avenue
Chicago, IL 60601
800/621-7873 Fax: 312/762-4600
E-mail: ics@oldrepublic.com

CELEBRATING 50 YEARS OF LENDER PARTNERSHIPS

September 29, 2004

Mr. Robert Gross
McKee Nelson LLP
1919 M. Street, N.W.
Washington, D.C. 20036

Re: Credit Insurance Policy U 55

Dear Bob:

We are please to enclose copies Policy U55 with appropriate endorsements. Please send me 4-5 copies of the printed final prospectus. Also, I'll be emailing to you the Certificate of Secretary in the very near future. Lastly, we'll need a payment direction letter from U.S. Bank, similar to the letters executed for Policies U 33 and U 48.

If you have any questions, please do not hesitate to let me know. Thank you for all of your help with this.

Best Regards,

Melissa Loeffelbein

Melissa Loeffelbein
Account Executive, National Sales
Old Republic Insured Credit Services, Inc.
Phone: 312/762-4784
mloeffelbein@oldrepublic.com

No. U 55

Renewal of
Policy No. ....

CREDIT INSURANCE POLICY

OLD REPUBLIC
Insurance Company

GREENSBURG, PENNSYLVANIA
A STOCK COMPANY
(hereinafter called the Company)

In consideration of the stipulations and provisions hereinafter set forth and of the premium hereinafter specified, does insure U.S. BANK, NATIONAL ASSOCIATION, IN ITS CAPACITY AS TRUSTEE FOR STRUCTURED ASSET SECURITIES CORPORATION, SERIES 2004-S3.

a corporation organized under the laws of MINNESOTA, hereinafter called the Assured, whose address is St. Paul, Minnesota,
against loss (only as herein defined and limited) due to Default by a Borrower from the Assured in the repayment to the Assured of Loans evidenced by Eligible Notes, reported to the Company and insured hereunder which were made to finance the alteration, repair, conversion, improvement or modernization of real property.

This Policy shall be effective from the 1 day of October, 20 04, at 12:01 A.M. at the place of business of the Assured and shall remain in force continuously until cancelled. The coverage afforded by this Policy shall attach to a particular loan coincident with the actual disbursement by the Assured of the Loan during such period.

The Assured shall pay the Company a premium calculated upon the entire term of the Note at the rate of 1.65 % per annum of the net proceeds (as hereinafter defined) of any Loan reported for insurance, which premium shall be payable within 15 days after the close of the month in which the Loan is made or purchased. In computing the premium, no charge shall be made for a fractional period of a month consisting of 15 days or less and a charge for a full month shall be made for a fractional period of a month consisting of more than 15 days.

Loans shall be reported to the Company for insurance on the form prescribed by the Company within 15 days after the close of the month in which the Loan is made or purchased.

The Company's liability for loss with respect to any Insured Loan or Loans to an individual Borrower who defaults to the Assured hereunder shall be limited to five thousand dollars ($5,000.00) unless a higher limit is specifically approved by the Company and is endorsed hereon. The Company's maximum cumulative liability for Loss under this Policy is further limited to ten percent (10%) of the Aggregate net proceeds of loans insured hereunder made by the Assured during the 12 month period immediately following the effective date of this Policy and during each succeeding 12 month period in which this Policy is in full force and effect. The Company's maximum liability under this Policy shall in no event exceed $ 4,439,148 during each such 12 month period.

This Policy is made and accepted subject to the foregoing provisions and stipulations and those hereinafter stated which are hereby made part of this Policy, together with such other provisions, stipulations and agreements as may be added hereto, as provided in this Policy.

IN WITNESS WHEREOF, the Company has duly executed these presents; but this Policy shall not be valid unless countersigned by a duly authorized representative of the Company.

Countersigned this 29th

day of September, 20 04

OLD REPUBLIC INSURANCE COMPANY

By [signature]
Authorized Representative

[signature]
President

[signature]
Secretary

ICS-1C—Rev. 8/59 (11/99)

ENDORSEMENT

This endorsement, effective October 1, 2004, forms a part of Policy No. U 55

issued to U.S. BANK, NATIONAL ASSOCIATION, IN ITS CAPACITY AS TRUSTEE FOR STRUCTURED ASSET SECURITIES CORPORATION, SERIES 2004-S3.

by **OLD REPUBLIC INSURANCE COMPANY, Greensburg, Pennsylvania**

It is hereby understood and agreed that effective October 1, 2004, the Assured shall pay the Company a premium calculated at the rate of .060% on the unpaid balance outstanding at the beginning of every month of any loan reported for insurance.

Tier 1: Score of +720 & Max DTI of 50%

90% and 95% CLTV

Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, agreements or limitations of the Policy or any Endorsement attached thereto, except as herein set forth.

This endorsement shall not be valid until countersigned by a duly authorized representative of the Company.

Attest:

President

Secretary

Countersigned at Chicago, Illinois this 29th day of September, 2004

Authorized Representative.

ORICS 9/29/04

ENDORSEMENT

This endorsement, effective October 1, 2004, forms a part of Policy No. U 55

issued to U.S. BANK, NATIONAL ASSOCIATION, IN ITS CAPACITY AS TRUSTEE FOR STRUCTURED ASSET SECURITIES CORPORATION, SERIES 2004-S3.

by **OLD REPUBLIC INSURANCE COMPANY, Greensburg, Pennsylvania**

It is hereby understood and agreed that effective October 1, 2004, the Assured shall pay the Company a premium calculated at the rate of .085% on the unpaid balance outstanding at the beginning of every month of any loan reported for insurance.

Tier 2: Score of +720 & Max DTI of 50%

100% CLTV

Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, agreements or limitations of the Policy or any Endorsement attached thereto, except as herein set forth.

This endorsement shall not be valid until countersigned by a duly authorized representative of the Company.

Attest:

President Secretary

Countersigned at Chicago, Illinois this 29th day of September, 2004

Authorized Representative.

ORICS 9/29/04

ENDORSEMENT

This endorsement, effective October 1, 2004 forms a part of Policy No. U 55

issued to U.S. BANK, NATIONAL ASSOCIATION, IN ITS CAPACITY AS TRUSTEE FOR STRUCTURED ASSET SECURITIES CORPORATION, SERIES 2004-S3.

by **OLD REPUBLIC INSURANCE COMPANY, Greensburg, Pennsylvania**

It is hereby understood and agreed that effective October 1, 2004 the Assured shall pay the Company a premium calculated at the rate of .100% on the unpaid balance outstanding at the beginning of every month of any loan reported for insurance.

Tier 3: Score of 680-719 & Max DTI of 50%

90% and 95% CLTV

Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, agreements or limitations of the Policy or any Endorsement attached thereto, except as herein set forth.

This endorsement shall not be valid until countersigned by a duly authorized representative of the Company.

Attest:

President

Secretary

Countersigned at Chicago, Illinois this 29th day of September, 2004

Authorized Representative.

ORICS 9/29/04

ENDORSEMENT

This endorsement, effective October 1, 2004, forms a part of Policy No. U 55

issued to U.S. BANK, NATIONAL ASSOCIATION, IN ITS CAPACITY AS TRUSTEE FOR STRUCTURED ASSET SECURITIES CORPORATION, SERIES 2004-S3.

by **OLD REPUBLIC INSURANCE COMPANY, Greensburg, Pennsylvania**

It is hereby understood and agreed that effective October 1, 2004 the Assured shall pay the Company a premium calculated at the rate of .120% on the unpaid balance outstanding at the beginning of every month of any loan reported for insurance.

Tier 4: Score of 680-719 & Max DTI of 50%

100% CLTV

Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, agreements or limitations of the Policy or any Endorsement attached thereto, except as herein set forth.

This endorsement shall not be valid until countersigned by a duly authorized representative of the Company.

Attest:

President Secretary

Countersigned at Chicago, Illinois this 29th day of September, 2004

Authorized Representative.

ORICS 9/29/04

ENDORSEMENT

This endorsement, effective October 1, 2004, forms a part of Policy No. U 55

issued to U.S. BANK, NATIONAL ASSOCIATION, IN ITS CAPACITY AS TRUSTEE FOR STRUCTURED ASSET SECURITIES CORPORATION, SERIES 2004-S3.

by **OLD REPUBLIC INSURANCE COMPANY, Greensburg, Pennsylvania**

It is hereby understood and agreed that effective October 1, 2004, the Assured shall pay the Company a premium calculated at the rate of .120% on the unpaid balance outstanding at the beginning of every month of any loan reported for insurance.

Tier 5: Score of 640-679 & Max DTI of 45%

90% and 95% CLTV

Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, agreements or limitations of the Policy or any Endorsement attached thereto, except as herein set forth.

This endorsement shall not be valid until countersigned by a duly authorized representative of the Company.

Attest:

President

Secretary

Countersigned at Chicago, Illinois this 29th day of September, 2004

Authorized Representative.

ORICS 9/29/04

ENDORSEMENT

This endorsement, effective October 1, 2004, forms a part of Policy No. U 55

issued to U.S. BANK, NATIONAL ASSOCIATION, IN ITS CAPACITY AS TRUSTEE FOR STRUCTURED ASSET SECURITIES CORPORATION, SERIES 2004-S3.

by **OLD REPUBLIC INSURANCE COMPANY, Greensburg, Pennsylvania**

It is hereby understood and agreed that effective October 1, 2004, the Assured shall pay the Company a premium calculated at the rate of .135% on the unpaid balance outstanding at the beginning of every month of any loan reported for insurance.

Tier 6: Score of 640-679 & Max DTI of 45%

100% CLTV

Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, agreements or limitations of the Policy or any Endorsement attached thereto, except as herein set forth.

This endorsement shall not be valid until countersigned by a duly authorized representative of the Company.

Attest: President Secretary

Countersigned at Chicago, Illinois this 29th day of September, 2004

Authorized Representative.

ORICS 9/29/04

ENDORSEMENT

This endorsement, effective October 1, 2004, forms a part of Policy No. U 55

issued to U.S. BANK, NATIONAL ASSOCIATION, IN ITS CAPACITY AS TRUSTEE FOR STRUCTURED ASSET SECURITIES CORPORATION, SERIES 2004-S3.

by **OLD REPUBLIC INSURANCE COMPANY, Greensburg, Pennsylvania**

It is hereby understood and agreed that effective October 1, 2004 the Assured shall pay the Company a premium calculated at the rate of .165% on the unpaid balance outstanding at the beginning of every month of any loan reported for insurance.

Tier 7: Score of 620-649 & Max DTI of 40%

90% CLTV

Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, agreements or limitations of the Policy or any Endorsement attached thereto, except as herein set forth.

This endorsement shall not be valid until countersigned by a duly authorized representative of the Company.

Attest:

President

Secretary

Countersigned at Chicago, Illinois this 29th day of September, 2004

Authorized Representative.

ORICS 9/29/04

ENDORSEMENT

This endorsement, effective October 1, 2004, forms a part of Policy No. U 55

issued to U.S. BANK, NATIONAL ASSOCIATION, IN ITS CAPACITY AS TRUSTEE FOR STRUCTURED ASSET SECURITIES CORPORATION, SERIES 2004-S3.

by **OLD REPUBLIC INSURANCE COMPANY, Greensburg, Pennsylvania**

It is hereby understood and agreed that effective October 1, 2004 the Assured shall pay the Company a premium calculated at the rate of .133% on the unpaid balance outstanding at the beginning of every month of any loan reported for insurance.

Tier 8: Score of 680-719 & Max DTI of 50%

100% CLTV

Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, agreements or limitations of the Policy or any Endorsement attached thereto, except as herein set forth.

This endorsement shall not be valid until countersigned by a duly authorized representative of the Company.

Attest: ______________ President ______________ Secretary

Countersigned at Chicago, Illinois this 29th day of September, 2004

______________ Authorized Representative.

ORICS 9/29/04

ENDORSEMENT

This endorsement, effective October 1, 2004, forms a part of Policy No. U 55

issued to U.S. BANK, NATIONAL ASSOCIATION, IN ITS CAPACITY AS TRUSTEE FOR STRUCTURED ASSET SECURITIES CORPORATION, SERIES 2004-S3.

by **OLD REPUBLIC INSURANCE COMPANY, Greensburg, Pennsylvania**

It is hereby understood and agreed that effective October 1, 2004 the Assured shall pay the Company a premium calculated at the rate of .109% on the unpaid balance outstanding at the beginning of every month of any loan reported for insurance.

Tier 9: Score of 680-719 & Max DTI of 50%

90% and 95% CLTV

Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, agreements or limitations of the Policy or any Endorsement attached thereto, except as herein set forth.

This endorsement shall not be valid until countersigned by a duly authorized representative of the Company.

Attest: [signature] President [signature] Secretary

Countersigned at Chicago, Illinois this 29th day of September, 2004

[signature] Authorized Representative.

ENDORSEMENT

This endorsement, effective October 1, 2004, forms a part of Policy No. U 55

issued to U.S. BANK, NATIONAL ASSOCIATION, IN ITS CAPACITY AS TRUSTEE FOR STRUCTURED ASSET SECURITIES CORPORATION, SERIES 2004-S3.

by **OLD REPUBLIC INSURANCE COMPANY, Greensburg, Pennsylvania**

It is hereby understood and agreed that effective October 1, 2004 the Assured shall pay the Company a premium calculated at the rate of .098% on the unpaid balance outstanding at the beginning of every month of any loan reported for insurance.

Tier 10: Score of +720 & Max DTI of 50%

100% CLTV

Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, agreements or limitations of the Policy or any Endorsement attached thereto, except as herein set forth.

This endorsement shall not be valid until countersigned by a duly authorized representative of the Company.

Attest:

President   Secretary

Countersigned at Chicago, Illinois this 29th day of September, 2004

Authorized Representative.

ORICS 9/29/04

ENDORSEMENT

This endorsement, effective October 1, 2004, forms a part of Policy No. U 55

issued to U.S. BANK, NATIONAL ASSOCIATION, IN ITS CAPACITY AS TRUSTEE FOR STRUCTURED ASSET SECURITIES CORPORATION, SERIES 2004-S3.

by **OLD REPUBLIC INSURANCE COMPANY, Greensburg, Pennsylvania**

It is hereby understood and agreed that effective October 1, 2004 the Assured shall pay the Company a premium calculated at the rate of .069% on the unpaid balance outstanding at the beginning of every month of any loan reported for insurance.

Tier 11: Score of +720 & Max DTI of 50%

90% and 95% CLTV

Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, agreements or limitations of the Policy or any Endorsement attached thereto, except as herein set forth.

This endorsement shall not be valid until countersigned by a duly authorized representative of the Company.

Attest: [signature] President [signature] Secretary

Countersigned at Chicago, Illinois this 29th day of September, 2004

[signature] Authorized Representative.

ORICS 9/29/04

ENDORSEMENT

This endorsement, effective October 1, 2004, forms a part of Policy No. U 55

issued to U.S. BANK, NATIONAL ASSOCIATION, IN ITS CAPACITY AS TRUSTEE FOR STRUCTURED ASSET SECURITIES CORPORATION, SERIES 2004-S3.

by **OLD REPUBLIC INSURANCE COMPANY, Greensburg, Pennsylvania**

It is hereby understood and agreed that effective October 1, 2004 the Assured shall pay the Company a premium calculated at the rate of .119% on the unpaid balance outstanding at the beginning of every month of any loan reported for insurance.

Tier 12: Score of 640-679 & Max DTI of 45%

90% and 95% CLTV

Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, agreements or limitations of the Policy or any Endorsement attached thereto, except as herein set forth.

This endorsement shall not be valid until countersigned by a duly authorized representative of the Company.

Attest: ______________________ ______________________

President Secretary

Countersigned at Chicago, Illinois this 29th day of September, 2004

______________________ Authorized Representative.

ORICS 9/29/04

ENDORSEMENT

This endorsement, effective October 1, 2004,forms a part of Policy No. U 55

issued to U.S. BANK, NATIONAL ASSOCIATION, IN ITS CAPACITY AS TRUSTEE FOR STRUCTURED ASSET SECURITIES CORPORATION, SERIES 2004-S3.

by **OLD REPUBLIC INSURANCE COMPANY, Greensburg, Pennsylvania**

LOAN LIMITATION
CREDIT INSURANCE POLICY

The First sentence of the fifth paragraph of the policy is hereby amended to read as follows:

"The Company's liability for loss with respect to the Insured Loan of any one borrower shall be limited to One Hundred Fifty Thousand Dollars ($150,000), provided such Insured Loan meets all of the qualifications set forth in the Company's 'Qualifying specifications for Guideline Underwriting' and Company Sanctioned Guidelines in effect on the date of such Insured Loan, unless a higher limit has been specifically approved by the Company and endorsed hereon."

EXTENDED TERM

The first sentence in 1.b. (3) of the provisions and Stipulations of the policy is hereby amended to read as follows

"Contains payment and maturity requirements meeting the following specifications: The Note shall be payable in approximately equal monthly installments, the first of which shall fall due within six months and the last within 360 months and 32 days from the date of the Note."

ELIGIBLE NOTE

The sentence in Paragraph 1.b. (4) of the Provisions and Stipulations is hereby amended to read as follows:

"Is for an amount equal to the net proceeds of such note, as defined below, provided that the net proceeds of such note, plus the then unpaid net proceeds of any other loans (a) which have been made by the Assured to the same Borrower and which are insured by the Company do not exceed One Hundred Fifty Thousand Dollars ($150,000), and that (b) such note meets all of the qualifications set forth in the Company's 'Qualifying Specifications for Guideline Underwriting' in effect on the date of the loan, except that notes for greater amounts may be insured hereunder by endorsement to this policy specifically identifying such notes."

Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, agreements or limitations of the Policy or any Endorsement attached thereto, except as herein set forth.

This endorsement shall not be valid until countersigned by a duly authorized representative of the Company.

Attest: [signature] President [signature] Secretary

Countersigned at Chicago, Illinois this 29th day of September, 2004

[signature] Authorized Representative

ORICS 9/29/04

ENDORSEMENT

This endorsement, effective October 1, 2004, forms a part of Policy No. U 55

issued to U.S. BANK, NATIONAL ASSOCIATION, IN ITS CAPACITY AS TRUSTEE FOR STRUCTURED ASSET SECURITIES CORPORATION, SERIES 2004-S3.

by **OLD REPUBLIC INSURANCE COMPANY, Greensburg, Pennsylvania**

This endorsement is issued in consideration of the Assured's request for the change in the mode of premium permitted herein.

Effective October 1, 2004, paragraph 3 of Page 1 of such Policy is amended to read as follows:

"The Assured shall pay the Company a monthly premium calculated at a rate of .165% on the unpaid balance outstanding at the beginning of every month of any Loan reported for insurance. The premium shall be payable on the Eighteenth (18th) day of every month in which there is an unpaid balance outstanding on a Loan reported for insurance. The first premium payment shall be due following the month immediately after the month in which the Loan is reported for insurance."

Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, agreements or limitations of the Policy or any Endorsement attached thereto, except as herein set forth.

This endorsement shall not be valid until countersigned by a duly authorized representative of the Company.

Attest: ______________________ President ______________________ Secretary

Countersigned at Chicago, Illinois this 29th day of September, 2004

______________________ Authorized Representative.

ORICS 9/29/04

ENDORSEMENT

This endorsement, effective October 1, 2004, forms a part of Policy No. U 55

issued to U.S. BANK, NATIONAL ASSOCIATION, IN ITS CAPACITY AS TRUSTEE FOR STRUCTURED ASSET SECURITIES CORPORATION, SERIES 2004-S3.

by OLD REPUBLIC INSURANCE COMPANY, Greensburg, Pennsylvania

This endorsement is issued in consideration of the Assured's request for the change in the mode of premium permitted herein.

1. Section 7 entitled "Transfer or Prepayment of Loans Reported for Insurance" is deleted and the following is substituted therefor:

   All liability under this Policy with respect to any individual loan shall terminate upon sale or transfer (including, without limiting the generality of application of this section, transfers pursuant to, or resulting from, merger or consolidation of the Assured with any other corporation or company) of such loan, or the note evidencing same, to any transferee not holding a similar Policy issued by the Company. In the event of such a sale or transfer, the aggregate liability of the Company to the Assured hereunder shall be reduced by ten percent of the original net proceeds of such loan or loans.

   Such sales or transfers may be made to a transferee holding a similar Policy issued by the Company only with the prior written approval of the Company. In the event of such a sale or transfer, the continuing liability of the Company to the transferee with regard to the loan or loans sold or transferred shall be ten percent of the aggregate unpaid balance of the net proceeds of such loan or loans at the time of transfer or sale, and the aggregate limit of liability of the Company to the Assured hereunder shall be reduced by an equal amount. In the event of approved sale or transfer, the Assured shall remain liable for all monthly premium payments.

   Nothing contained herein shall be construed to prevent the pledging of such loans, or the notes evidencing the same, as collateral security under a bonafide loan agreement.

2. The second paragraph of Section 14 entitled "Cancellation" is deleted, and the following is substituted therefor:

   Cancellation of this policy shall not affect the insurance coverage on loans previously reported for insurance, and the Assured shall continue to remit monthly premium payment with respect to all such loans.

3. All other provisions of the policy shall remain unchanged.

Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, agreements or limitations of the Policy or any Endorsement attached thereto, except as herein set forth.

This endorsement shall not be valid until countersigned by a duly authorized representative of the Company.

Attest: President Secretary

Countersigned at Chicago, Illinois this 29th day of September, 2004

Authorized Representative.

ORICS 9/29/04

ENDORSEMENT

This endorsement, effective October 1, 2004, forms a part of Policy No. U 55

issued to U.S. BANK, NATIONAL ASSOCIATION, IN ITS CAPACITY AS TRUSTEE FOR STRUCTURED ASSET SECURITIES CORPORATION, SERIES 2004-S3.

by **OLD REPUBLIC INSURANCE COMPANY, Greensburg, Pennsylvania**

PAYMENT APPLICATION ENDORSEMENT

The sentence in Paragraph 3, Section 2, of the Provisions and Stipulations of the policy reading:

> All payments received on account of the Note, except late charges, must be applied to the maturing instalments in their order, except that any sum received by the Assured in excess of three advanced monthly payments shall be credited to the final instalments in the absence of specific written instructions from the Borrower to do otherwise.

Is hereby amended by deleting the last half of the sentence so that it reads as follows:

> All payments received on account of the Note, except late charges, must be applied to the maturing instalments in their order in the absence of specific written instructions from the Borrower to do otherwise.

Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, agreements or limitations of the Policy or any Endorsement attached thereto, except as herein set forth.

This endorsement shall not be valid until countersigned by a duly authorized representative of the Company.

Attest:

President

Secretary

Countersigned at Chicago, Illinois this 29th day of September, 2004

Authorized Representative.

ORICS 9/29/04

ENDORSEMENT

This endorsement, effective October 1, 2004, forms a part of Policy No. U 55

issued to U.S. BANK, NATIONAL ASSOCIATION, IN ITS CAPACITY AS TRUSTEE FOR STRUCTURED ASSET SECURITIES CORPORATION, SERIES 2004-S3.

by OLD REPUBLIC INSURANCE COMPANY, Greensburg, Pennsylvania

It is understood and agreed that the term "Loan" in item a under section 1, Definitions, is hereby amended to mean an advance of funds, evidenced by an Eligible Note, the proceeds of which have been or are to be used for any purpose which, in the judgment of the Assured, is or shall be worthwhile to the Borrower and shall generally improve the living standards of the Borrower.

Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, agreements or limitations of the Policy or any Endorsement attached thereto, except as herein set forth.

This endorsement shall not be valid until countersigned by a duly authorized representative of the Company.

Attest: [signature] President [signature] Secretary

Countersigned at Chicago, Illinois this 29th day of September, 2004

[signature] Authorized Representative

ORICS 9/29/04